                             SUNAMERICA SERIES TRUST
                          Supplement to the Prospectus
                                Dated May 2, 2005

FEDERATED AMERICAN LEADERS PORTFOLIO. Effective December 19, 2005, Standard & Poor's will be replacing the S&P 500(R)/BARRA Value Index with the S&P 500(R)/Citigroup Value Index. The index is being replaced, because BARRA is no longer offering the performance data for the index. Under the section titled "TRUST HIGHLIGHTS," the following chart relating to the Federated American Leaders Portfolio is replaced in its entirety with the following:

AVERAGE ANNUAL TOTAL RETURNS                      PAST          PAST         CLASS 1 SINCE   CLASS 2        CLASS 3
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31,       ONE YEAR      FIVE YEAR    INCEPTION(1)    SINCE          SINCE
2004)                                                                                        INCEPTION(1)   INCEPTION(1)
-------------------------------------------       --------      ---------    -------------   ------------   ------------
Federated American Leaders Portfolio(2)
                                    Class 1       9.91%         2.38%        8.45%           N/A            N/A
                                    Class 2       9.78%         N/A          N/A             2.67%          N/A
                                    Class 3       9.63%         N/A          N/A             N/A            19.93%
S&P 500(R) Index(3)                               10.88%        -2.30%       8.85%           2.00%          21.39%
S&P 500(R)/BARRA Value Index(4)                   15.71%        2.48%        9.16%           3.11%          25.78%
S&P 500(R)/Citigroup Value Index(5)               15.03%        2.70%        9.00%           5.35%*         28.87%

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*    From July 31, 2001.

1 Inception date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

2 Prior to May 1, 2003, the Federated American Leaders Portfolio was named the Federated Value Portfolio.

3 The Standard & Poor's 500(R) Composite Stock Price Index (S&P 500(R) Index) tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

4 Effective as of December 16, 2005, Standard & Poor's will be substituting Citigroup performance data instead of BARRA performance data. The index is being replaced, because BARRA is no longer offering the performance data for the index. The S&P(R)/BARRA Value Index is designed to differentiate between fast growing companies and slower growing or under valued companies. Standard & Poor's and Barra cooperated to employ a price-to-book calculation, whereby the market capitalization of an index (S&P 500(R), S&P MidCap 400(R), S&P SmallCap 600(R)) is divided equally between growth and value. The growth and value definition are only available on the U.S. indices. The indices are rebalanced twice per year.

5 Effective December 19, 2006, the Portfolio has selected the S&P 500(R)/Citigroup Value Index for performance comparisons. S&P 500(R)/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500(R) Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index series is unmanaged and market capitalization weighted.

DATE:    JANUARY 10, 2006

Versions A, B, C, Combined Master and Combined Version 1